Calculation of Filing Fee Tables
F-1
HomesToLife Ltd
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid
Fees Previously Paid	1	Equity	Ordinary shares, par value US$0.0001 per share	457(o)			$ 1,450,000.00		$ 126.15
Fees Previously Paid	2	Equity	Ordinary shares, par value US$0.0001 per share	457(o)			$ 20,000,000.00		$ 2,762.00
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 21,450,000.00		$ 2,888.15
			Total Fees Previously Paid:						$ 2,888.15
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the "Securities Act"), as amended. Pursuant to Rule 416 under the Securities Act, as amended, there is also being registered hereby such indeterminate number of additional ordinary shares of the Registrant as may be issued or issuable because of stock splits, stock dividends, stock distributions, and similar transactions. The Registrant filed a registration statement on Form F-1 (File No. 333-298560) (the "Registration Statement") on August 25, 2026 and an amendment No. 1 on October 20, 2026 to register securities with a maximum aggregate offering size of $21,450,000.00, and the total amount of registration fees paid was $2,888.15. By filing this amendment No. 3 to the Registration Statement on November 2, 2026, the Registrant is decreasing the maximum aggregate offering size from $21,450,000.00 to $9,250,000. The total amount of registration fees is therefore reduced from $2,888.15 to $804.75, and the Registrant may apply the previously paid registration fee of $2,083.40 to future registration statements pursuant to Rule 457(p) under the Securities Act. No additional fee is due with this filing.

[2]	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the "Securities Act"), as amended. Pursuant to Rule 416 under the Securities Act, as amended, there is also being registered hereby such indeterminate number of additional ordinary shares of the Registrant as may be issued or issuable because of stock splits, stock dividends, stock distributions, and similar transactions. The Registrant filed a registration statement on Form F-1 (File No. 333-298560) (the "Registration Statement") on August 25, 2026 and an amendment No. 1 on October 20, 2026 to register securities with a maximum aggregate offering size of $21,450,000.00, and the total amount of registration fees paid was $2,888.15. By filing this amendment No. 3 to the Registration Statement on November 2, 2026, the Registrant is decreasing the maximum aggregate offering size from $21,450,000.00 to $9,250,000. The total amount of registration fees is therefore reduced from $2,888.15 to $804.75, and the Registrant may apply the previously paid registration fee of $2,083.40 to future registration statements pursuant to Rule 457(p) under the Securities Act. No additional fee is due with this filing.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date